Exhibit 13


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18,UNITED STATES CODE)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Coral Gold Corp. (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 20-F for the year ended January 31, 2003 as filed with the Securities and Exchange Commission (the "Form 20-F") that, to the best of their knowledge:

     (1) the Form 20-F fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: August 14, 2003                     /s/ Louis Wolfin
       ---------------                     -------------------------------------
                                           Louis Wolfin, Chief Executive Officer
                                           (Principal Executive Officer)


Dated:  August 14, 2003                    /s/ Andrea Regnier
       ---------------                     -------------------------------------
                                           Andrea Regnier, Corporate Secretary
                                           (Principal Financial Officer)